Defined Asset Funds(R)
Standard & Poor's Industrial                         Series 00C (5/8/00- Current
Portfolio                                           Offering) / cusip: 29471Q655

Fund Overview

As of May 15, 2000

Closing NAV: 1.02513 Previous Close: 1.02078 Change: 0.00435 % Change +0.43000%

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The Objective:
The Portfolio seeks total return through a combination of current dividend income and capital appreciation.

The Strategy:
The Select S&P Industrial Portfolio selects the 15 highest dividend-yielding stocks in a pre- screened subgroup of the S&P Industrial Index.

The Select S&P Industrial Portfolio employs a disciplined "buy and hold" strategy. Each year, we intend to reapply the screening process to select a new Portfolio. You can roll your proceeds into the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

Offered By:
This portfolio is offered by Merrill Lynch (IND00C).

Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund. Current security weightings (% of Portfolio) cannot be used to calculate Fund performance.

As of May 16, 2000
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Security                          Symbol      Price      % of Portfolio
--------                          ------      -----      --------------
HERSHEY FOODS CORP COM             HSY        51.31            7.03
ALBERTSONS INC COM                 ABS        34.63            6.95
CLOROX CO DEL COM                  CLX        38.75            6.91
AIR PRODS & CHEM INC COM           APD        34.06            6.84


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As of May 16, 2000
-----------------------------------------------------------------------
Security                          Symbol      Price      % of Portfolio
--------                          ------      -----      --------------
NEWELL RUBBERMAID INC              NWL        27.44            6.73
TEXTRON INC COM                    TXT        65.56            6.69
EMERSON ELEC CO COM                EMR        58.13            6.67
CONAGRA INC COM                    CAG        21.75            6.65
MAY DEPT STORES CO COM             MAY        29.63            6.61
PITNEY BOWES INC COM               PBI        41.25            6.57
ABBOTT LABS COM                    ABT        38.88            6.57
ROHM & HAAS CO COM                 ROH        38.88            6.57
Bestfoods Inc                      BFO        63.94            6.52
ALLTELL CORP COM                    AT        64.81            6.40
GENUINE PARTS CO COM               GPC        25.94            6.36

Selection Methodology

Through a disciplined four-part screening process, the Select S&P Industrial Portfolio looks for potential values in the equity market.

1. Defining the Universe: We begin with the S&P Industrial Index, a subset of the S&P 500 Index, which includes only industrial stocks. Defined Asset Funds then removes any stocks that are also in the Dow Jones Industrial Average (DJIA).
2. Quality Screen: We only consider stocks that are ranked "A+" or "A" by Standard & Poor's. Standard & Poor's determines these stock rankings using a computerized system which focuses primarily on the growth and stability of per-share earnings and dividends. It then assigns a symbol to each stock, from "A+" for the highest ranked stocks to "D" for stocks Standard & Poor's considers to be the most speculative. These rankings differ from credit-worthiness rankings of bonds and are not intended to predict stock price movements.
3. Market Capitalization: We then rank the stocks by market capitalization and eliminate the lowest 25%. This allows the Portfolio to avoid smaller, less-liquid issues.
4. Dividend Yield: Finally, we rank the remaining stocks according to dividend yield. From this group, we select the 15 highest dividend-yielding stocks of the Portfolio, whose prices may be undervalued.


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Performance

Performance From Inception Through March 31, 2000 (including annual rollovers)

Series     Inception   Cumulative     Average Most   Recently Completed   Return
           Date        Total Return   Annual Total   Portfolio
                                      Return         Offer to End Date
-------------------------------------------------------------------------------
Series A    1/22/97        7.70%         2.35%       2/17/99 - 3/24/00   -19.41%
Series B    2/24/97        9.23%         2.89%       3/23/98 - 4/23/99     6.13%
Series C    4/21/97       12.51%         4.08%       4/27/98 - 6/4/99     12.29%
Series D     6/9/97       -5.51%        -2.00%       6/15/98 - 7/23/99     7.93%
Series E    7/21/97       -5.18%        -1.95%       7/27/98 - 8/27/99     1.39%
Series F     9/8/97        4.71%         1.81%       9/14/98 - 10/15/99   -1.91%
Series G   10/20/97       -5.23%        -2.17%      10/26/98 - 12/3/99     5.03%
Series H    12/2/97       -9.73%        -4.30%      12/14/98 - 1/14/00   -10.68%
Series J     1/8/98      -12.02%        -5.59%       1/11/99 - 2/11/00   -25.77%


Fees & Expenses

Defining Your Costs
First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.

                                                    As a % of        Amount Per
                                                    Public Offering  1,000 Units
                                                    Price
-------------------------------------------------------------------------------
Initial Sales Charge                                 1.00%             $10.00
Deferred Sales Charge                                1.50%             $15.00
Maximum Sales Charge                                 2.50%             $25.00
Creation and Development Fee                         0.250%             $2.48
(as a % of net assets on date of deposit - 5/8/00)
Estimated Annual Expenses                            0.214%             $2.11
(as a % of net assets on date of deposit)
Estimated Organization Costs                                            $1.08


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If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge on that Portfolio.

Volume Purchase Discounts
For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

Amount Purchased                           Total Sales Charge as a % of
                                           Public Offering Price
-------------------------------------------------------------------------------
Less than $50,000                                    2.50%
$50,000 to $99,999                                   2.25%
$100,000 to $249,000                                 1.75%
$250,000 to $999,999                                 1.50%
$1,000,000 or more                                    .75%

Is this Fund best for you?

If you seek a combination of current dividend income and capital appreciation, you may benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in equity securities of different issuers in a variety of industries.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

Portfolio results of this value-oriented Strategy may vary from the S&P Industrial Index for various reasons. For example, the S&P Industrial Index performance may be driven by stocks not held in the Portfolio, such as growth stocks.

The Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or current income.


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The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained, that stock prices will not decrease over the life of the Portfolio or that the Portfolio will outperform the indices.

These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which caused these relatively low prices and high yields will change.

Distributions and Taxes

Distribution Frequency (if any)
Four (4) per year

Reinvestment Options

By selecting the reinvestment option, you're choosing to have your distribution payments used to purchase additional units of the fund (reinvestment), rather than being paid directly to you. As such, your principal will increase each distribution period, and because distribution payments are based in part on the size of your invested principal, these payments may increase proportionately. Taking part in the cycle of reinvestment may compound the returns of your Defined Fund investment.

Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, investors can defer recognition or gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Trustee

The Bank of New York
Unit Investment Trust Department
P.O. Box 974
Wall Street Division
New York, New York 10268-0974


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1-800-221-7771

Defined Asset Funds(R) are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

                           Links to Sponsor Web Sites
                                 Merrill Lynch

The Portfolio does not reflect the research opinions of any buy or sell recommendation of any of the Sponsors or Standard & Poor's.

"Standard & Poor's", "S&P 500 Index", and "S&P 400 Index" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for used by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standards & Poor's.

Past performance is no indication of future results. Principal value, unit prices and investment returns fluctuate with changes in market conditions. Your investment may be worth more or less than your original cost when you redeem. Return figures represent changes in unit price plus reinvestment of income and principal distributions and reflect deduction of maximum applicable sales charges and expenses. Average Annualized Return differs from Most Recently Completed Portfolio because the figures reflect different performance periods and a reduced sales charge on annual rollovers.

Contact your Financial Professional for a free prospectus (or download one from this site) containing more complete information on any Defined Asset Fund, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advise should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the U.S. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would


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be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

Funds holding international securities can involve different risks that US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

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